SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)    November 18, 1998
                                                  -----------------------

                       RIO HOTEL & CASINO, INC.
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          (Exact name of Registrant as specified in charter)

                                Nevada
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            (State or other jurisdiction of incorporation)

         1-11569                                95-3671082
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 (Commission File Number)            (IRS Employee Identification No.)

3700 West Flamingo Road, Las Vegas, Nevada                   89103
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code     (702) 252-7733
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                            Not Applicable
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     (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

      On November 18, 1998, Rio Hotel & Casino, Inc. (the "Company") held a Special Meeting of Stockholders (the "Special Meeting") to consider the proposal to approve and adopt an
Agreement and Plan of Merger, dated as of August 9, 1998 and amended as of September 4, 1998 (the "Merger Agreement"), by and among Harrah's Entertainment, Inc. ("Harrah's"), HEI Acquisition Corp. III, a wholly-owned subsidiary of Harrah's ("Sub"), and the Company, pursuant to which, (i) Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and (ii) each outstanding share of common stock, par value $0.01 per share, of the Company ("Rio Common Stock"), other than shares owned by Harrah's or the Company as treasury stock (which will be canceled), will be converted into the right to receive one share of Harrah's common stock, $0.10 par value (collectively, the "Merger").

      The affirmative vote of the holders of more than fifty percent (50%) of the outstanding shares of Rio Common Stock was required to approve and adopt the Merger Agreement. On October 5, 1998, the record date for the Special Meeting, there were 24,801,033 shares of Rio Common Stock outstanding. The proposal was approved by more than fifty percent (50%) of the shares outstanding and received the following votes:

                      For        17,915,481
                      Against       410,155
                      Abstain        18,650

     For  additional  information   concerning   the  foregoing,
reference is made to the Company's  press release dated November
18, 1998, a copy of which is attached as an exhibit hereto and incorporated by reference herein.

     On November 19, 1998, the Nevada State Gaming Control Board and the Nevada Gaming Commission granted the required regulatory approvals for the Merger.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements of Business Acquired.

          Not Applicable.

      (b) Pro Forma Financial Information.

          Not Applicable.

      (c) Exhibits.

          99.1  Text  of Press Release, dated November  18, 1998.

                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RIO HOTEL & CASINO, INC.
                                        (Registrant)



Date:  November 24, 1998         By:  /s/ James A. Barrett, Jr.
                                    -----------------------------
                                      James A. Barrett, Jr.
                                      President

                          EXHIBIT INDEX


Exhibit                                                    Page
NUMBER                      DESCRIPTION                    NUMBER
-------                     -----------                    ------

99.1     Text of Press Release, dated November 18, 1998.      5